Poly Announces Fourth Quarter and Full-Year Fiscal 2022 Financial Results

SANTA CRUZ, Calif., - May 27, 2022 - Poly (NYSE: POLY), a global outfitter of professional-grade audio and video technology, today announced fourth quarter results for the period ended April 2, 2022.

Highlights for the fourth quarter and full-year fiscal 2022 include:

•On March 28, 2022, Poly announced it had entered into a definitive merger agreement with HP, Inc. (NYSE: HPQ), a leading global provider of workplace solutions, in an all-cash transaction for $40 per share, implying a total enterprise value of approximately $3.3 billion, inclusive of Poly’s net debt.

•GAAP revenues for fiscal Q4 were $421M, a 12% year-over-year decline driven primarily by supply chain constraints impacting all product categories. Voice revenue grew 13% year over year but was offset by declines in Headsets and Video of -17% and -11%, respectively. Services revenue declined 20% from the prior year quarter.

•For full fiscal year 2022 non-GAAP revenues declined -3% driven primarily by supply chain constraints. Video revenue of $485M was up 14% and Voice revenue of $247M was up 12% from the prior year. This was offset by Headset and Services revenues of $723M and $230M, which were down 12% and 15%, respectively, from the prior year.

•Geographically for fiscal Q4, Americas revenue of $214M was down 8%, EMEA revenue of $144M was down 16%, and APAC revenue of $64M was down 14% from the prior year. For full-year fiscal 2022, Americas revenue of $890M was up 2%, EMEA revenue of $516M was down 11%, and APAC revenue of $279M was down 5% from the prior year.

•Fiscal Q4 Non-GAAP gross margins of 43.9% were down 450bps from the prior year quarter. For the full year of fiscal 2022, gross margins declined 440bps, to 45.1%. The fiscal Q4 and full year gross margin declines were driven primarily by increased logistics costs and spot market purchases associated with global supply chain disruptions.

•Poly continues to expand its portfolio of smart devices with the introduction of the Poly Studio R30 video bar, the Poly Sync 10 speakerphone, and enhancements to the Poly Lens platform. These solutions, combined with Poly DirectorAI smart camera technology, help employees look and sound their best, while employers can maintain focus on delivering meeting equity for hybrid and office workers alike.

($ Millions, except percent and per-share data)[1]	Q4 FY22	Q4 FY21	YTD FY22	YTD FY21
GAAP Revenue	$421	$476	$1,681	$1,728
GAAP Gross Margin	39.6%	44.7%	40.8%	44.9%
GAAP Operating (Loss) Income	($17)	$34	($32)	$13
GAAP Diluted EPS	($0.72)	$0.25	$0.41	($1.40)
Cash Flow from Operations	($8)	$74	($8)	$145

Non-GAAP Revenue	$422	$478	$1,685	$1,742
Non-GAAP Gross Margin	43.9%	48.4%	45.1%	49.5%
Non-GAAP Operating Income	$35	$76	$178	$262
Non-GAAP Diluted EPS	$0.50	$1.23	$2.44	$3.99
Adjusted EBITDA	$43	$86	$214	$302

1 For further information on supplemental non-GAAP metrics, refer to the Use of Non-GAAP Financial Information and Unaudited Reconciliations of GAAP Measures to Non-GAAP Measures sections below.

Business Outlook and Conference Call

In light of the pending merger of Poly with HP, Inc., Poly will not provide fiscal 2023 guidance and will not hold a conference call to discuss these results.

About Poly

Poly (NYSE: POLY) creates premium audio and video products so you can have your best meeting -- anywhere, anytime, every time. Our headsets, video and audio-conferencing products, desk phones, analytics software and services are beautifully designed and engineered to connect people with incredible clarity. They're pro-grade, easy to use and work seamlessly with all the best video and audio-conferencing services. Poly MeetingAI delivers a broadcast quality video conferencing experience with Poly DirectorAI technology which uses artificial intelligence and machine learning to deliver real-time automatic transitions, framing and tracking, while NoiseBlockAI and Acoustic Fence technologies block-out unwanted background noise. With Poly (Plantronics, Inc. – formerly Plantronics and Polycom), you'll do more than just show up, you'll stand out. For more information visit www.Poly.com.

All other trademarks are the property of their respective owners.

INVESTOR CONTACT: Mike Iburg Vice President, Investor Relations (831) 458-7533	MEDIA CONTACT: Edie Kissko Vice President, Corporate Communications (213) 369-3719

PLANTRONICS, INC.
SUMMARY CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except percentages and per share data)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Twelve Months Ended
	April 2,	April 3,	April 2,	April 3,
	2022	2021	2022	2021
Net revenues
Net product revenues	$369,178	$410,980	$1,455,785	$1,470,826
Net services revenues	52,204	65,253	225,359	256,781
Total net revenues	421,382	476,233	1,681,144	1,727,607
Cost of revenues
Cost of product revenues	235,151	240,811	917,511	863,529
Cost of service revenues	19,206	22,606	77,540	87,527
Total cost of revenues	254,357	263,417	995,051	951,056
Gross profit	167,025	212,816	686,093	776,551
% of total net revenues	39.6%	44.7%	40.8%	44.9%
Operating expenses
Research, development, and engineering	47,463	52,963	183,553	209,290
Selling, general, and administrative	135,422	126,487	499,839	488,378
Loss, net from litigation settlements	—	—	—	17,561
Restructuring and other related charges	960	(773)	34,937	48,704
Total operating expenses	183,845	178,677	718,329	763,933
Operating (loss) income	(16,820)	34,139	(32,236)	12,618
% of total net revenues	(4.0)%	7.2%	(1.9)%	0.7%

Interest expense	15,840	24,424	69,711	82,606
Other non-operating expense (income), net	1,955	(920)	291	(5,108)
(Loss) income before income taxes	(34,615)	10,636	(102,238)	(64,880)
Income tax benefit	(3,722)	(341)	(120,155)	(7,549)
Net (loss) income	$(30,893)	$10,977	$17,917	$(57,331)
% of total net revenues	(7.3)%	2.3%	1.1%	(3.3)%

Basic (loss) earnings per common share	$(0.72)	$0.26	$0.42	$(1.40)
Diluted (loss) earnings per common share	$(0.72)	$0.25	$0.41	$(1.40)
Basic shares used in computing (loss) earnings per common share	42,922	41,482	42,568	41,044
Diluted shares used in computing (loss) earnings per common share	42,922	43,498	43,942	41,044

Effective tax rate	10.8%	(3.2)%	117.5%	11.6%

PLANTRONICS, INC.
SUMMARY CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
	April 2,	April 3,
	2022	2021
ASSETS
Cash and cash equivalents	$170,000	$202,560
Restricted cash	—	493,908
Short-term investments	13,703	14,559
Total cash and cash equivalents, restricted cash, and short-term investments	183,703	711,027
Accounts receivable, net	277,924	267,464
Inventory, net	234,102	194,405
Other current assets	83,410	65,214
Total current assets	779,139	1,238,110
Property, plant, and equipment, net	127,021	140,875
Purchased intangibles, net	230,478	341,614
Goodwill	796,216	796,216
Deferred tax and other non-current assets	292,500	147,454
Total assets	$2,225,354	$2,664,269

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Accounts payable	$168,610	$151,244
Accrued liabilities	338,836	394,084
Current portion of long-term debt	—	478,807
Total current liabilities	507,446	1,024,135
Long-term debt, net	1,500,283	1,496,064
Long-term income taxes payable	68,082	86,227
Other long-term liabilities	129,381	138,609
Total liabilities	2,205,192	2,745,035
Stockholders' equity (deficit)	20,162	(80,766)
Total liabilities and stockholders' equity (deficit)	$2,225,354	$2,664,269

PLANTRONICS, INC.
SUMMARY CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Twelve Months Ended
	April 2,	April 3,	April 2,	April 3,
	2022	2021	2022	2021
Cash flows from operating activities
Net (loss) income	$(30,893)	$10,977	$17,917	$(57,331)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities
Depreciation and amortization	36,330	39,986	149,126	164,867
Amortization of debt issuance cost	1,055	2,465	6,101	6,427
Stock-based compensation	13,946	11,540	48,160	42,644
Deferred income taxes	(6,038)	(5,801)	(121,698)	(21,174)
Provision for excess and obsolete inventories	5,301	760	13,461	13,527
Restructuring and other related charges	960	(773)	34,937	48,704
Cash payments for restructuring charges	(4,178)	(4,970)	(31,693)	(33,764)
Other operating activities	(913)	(2,862)	2,944	916
Changes in assets and liabilities
Accounts receivable, net	(2,801)	47,186	(11,370)	(24,253)
Inventory, net	(20,792)	(2,053)	(45,491)	(41,994)
Current and other assets	1,630	(4,537)	(11,783)	(22,487)
Accounts payable	8,625	(16,001)	17,795	46,453
Accrued liabilities	(1,192)	(2,054)	(47,793)	38,402
Income taxes	(8,757)	168	(28,382)	(15,757)
Net cash (used in) provided by operating activities	(7,717)	74,031	(7,769)	145,180

Cash flows from investing activities
Proceeds from sales of short-term investments	2,507	1,862	2,771	2,529
Purchases of short-term investments	(77)	(197)	(837)	(591)
Capital expenditures	(9,040)	(5,962)	(29,722)	(22,715)
Proceeds from sale of property, plant, and equipment	—	—	—	1,900
Other investing activities	(2,020)	—	(6,020)	—
Net cash used in investing activities	(8,630)	(4,297)	(33,808)	(18,877)

Cash flows from financing activities
Employees' tax withheld and paid for restricted stock and restricted stock units	(911)	(2,737)	(13,065)	(5,930)
Proceeds from issuances under stock-based compensation plans	5,943	6,576	11,784	12,307
Proceeds from revolving line of credit	—	—	—	50,000
Repayments of revolving line of credit	—	—	—	(50,000)
Repayments of long-term debt	—	(100,000)	(480,689)	(146,980)
Proceeds from debt issuance, net of issuance costs	—	493,922	—	493,922
Net cash provided by (used in) financing activities	5,032	397,761	(481,970)	353,319
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,385)	(1,092)	(2,921)	2,967
Net (decrease) increase in cash, cash equivalents, and restricted cash	(12,700)	466,403	(526,468)	482,589
Cash and cash equivalents and restricted cash at beginning of period	182,700	230,065	696,468	213,879
Cash and cash equivalents and restricted cash at end of period	$170,000	$696,468	$170,000	$696,468

Use of Non-GAAP Financial Information

To supplement our condensed consolidated financial statements presented on a GAAP basis, we use non-GAAP measures of operating results, including non-GAAP net revenues, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, adjusted EBITDA, and non-GAAP diluted EPS. These non-GAAP measures are adjusted from the most directly comparable GAAP measures to exclude certain non-cash transactions and activities that are not reflective of our ongoing core operations, as further described below. We believe the use of each of these non-GAAP measures provides meaningful supplemental information in assessing our operating performance and liquidity across reporting periods on a consistent basis and are used by management in evaluating financial performance and in strategic planning. These non-GAAP measures may differ from those used by other companies and are not intended to be considered in isolation of, or as a substitute for, financial results prepared in accordance with GAAP. Certain prior year amounts have been reclassified for consistency with current year presentation.

Non-GAAP Adjustments

•Purchase accounting amortization: Represents the amortization of purchased intangible assets recorded in connection with the acquisition of Polycom on July 2, 2018.
•Deferred revenue purchase accounting: Represents the impact of fair value purchase accounting adjustments related to deferred revenue recorded in connection with the acquisition of Polycom on July 2, 2018. The Company's deferred revenue primarily relates to Services revenue associated with non-cancelable maintenance support on hardware devices which are typically billed in advance and recognized ratably over the contract term as those services are delivered. This adjustment represents the amount of additional revenue that would have been recognized during the period absent the write-down to fair value required under purchase accounting guidance.
•Stock compensation expense: Represents the non-cash expense associated with the Company's grant of stock-based awards to employees and non-employee directors.
•Acquisition costs: Represents charges incurred in connection with the Merger Agreement with HP, such as advisory, legal and accounting fees.
•Restructuring and other related charges: Represents costs associated with restructuring plans and reorganization actions aimed at improving the Company’s overall cost structure, realigning resources consistent with its global strategy, and reducing expenses to enable strategic investments in revenue growth. These costs are not reflective of ongoing operations and are primarily associated with reductions in the Company’s workforce, facility related charges due to the closure or consolidation of offices, and other related costs, including legal and advisory services.
•Deferred compensation mark to market: Represents gains and losses driven by the remeasurement of assets and liabilities associated with the Company’s deferred compensation plans. Gains and losses on plan liabilities are recognized within operating expenses, while the offsetting gains and losses on plan assets are recognized within other non-operating income, net.
•Loss, net on litigation settlements: The Company may be involved in various litigation, claims and proceedings that result in payments or recoveries from such proceedings. The related gains and losses incurred are excluded as they are not reflective of ongoing operations.
•Income tax effects: Represents the tax effects of non-GAAP adjustments and other adjustments, depending on the nature of the underlying items. The exclusion of the above-mentioned items eliminates the effect of certain non-recurring and unusual tax items that do not necessarily reflect the Company’s long-term operations. The income tax effects for unusual tax items primarily represents the impact of the discrete tax benefit associated with an IP transfer between wholly-owned subsidiaries, changes in uncertain tax positions, and the full valuation allowance on United States federal and state deferred tax assets.

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(in thousands, except percentages)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Three Months Ended		Twelve Months Ended
	April 2,	April 3,	April 2,	April 3,
	2022	2021	2022	2021

GAAP Net revenues	$421,382	$476,233	$1,681,144	$1,727,607
Deferred revenue purchase accounting	468	1,796	3,689	14,405
Non-GAAP Net revenues	$421,850	$478,029	$1,684,833	$1,742,012

GAAP Gross profit	$167,025	$212,816	$686,093	$776,551
Purchase accounting amortization	16,317	16,239	65,031	68,111
Deferred revenue purchase accounting	468	1,796	3,689	14,405
Stock-based compensation	1,567	565	5,092	2,939
Non-GAAP Gross profit	$185,377	$231,416	$759,905	$862,006
Non-GAAP Gross profit %	43.9%	48.4%	45.1%	49.5%

GAAP Research, development, and engineering	$47,463	$52,963	$183,553	$209,290
Stock-based compensation	(3,119)	(3,045)	(9,478)	(13,785)
Non-GAAP Research, development, and engineering	$44,344	$49,918	$174,075	$195,505

GAAP Selling, general, and administrative	$135,422	$126,487	$499,839	$488,378
Purchase accounting amortization	(11,571)	(14,195)	(48,905)	(56,780)
Stock-based compensation	(9,260)	(7,931)	(33,590)	(25,926)
Acquisition costs	(9,530)	—	(9,530)	—
Deferred compensation mark to market	908	(917)	(1,008)	(3,263)
Other adjustments	315	2,103	689	2,100
Non-GAAP Selling, general, and administrative	$106,284	$105,547	$407,495	$404,509

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(in thousands)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA (CONTINUED)

	Three Months Ended		Twelve Months Ended
	April 2,	April 3,	April 2,	April 3,
	2022	2021	2022	2021

GAAP Operating expenses	$183,845	$178,677	$718,329	$763,933
Purchase accounting amortization	(11,571)	(14,195)	(48,905)	(56,780)
Stock-based compensation	(12,379)	(10,976)	(43,068)	(39,711)
Acquisition costs	(9,530)	—	(9,530)	—
Restructuring and other related charges	(960)	773	(34,937)	(48,704)
Deferred compensation mark to market	908	(917)	(1,008)	(3,263)
Loss, net from litigation settlements	—	—	—	(17,561)
Other adjustments	315	2,103	689	2,100
Non-GAAP Operating expenses	$150,628	$155,465	$581,570	$600,014

GAAP Operating (loss) income	$(16,820)	$34,139	$(32,236)	$12,618
Purchase accounting amortization	27,888	30,434	113,936	124,891
Stock-based compensation	13,946	11,541	48,160	42,650
Acquisition costs	9,530	—	9,530	—
Restructuring and other related charges	960	(773)	34,937	48,704
Deferred revenue purchase accounting	468	1,796	3,689	14,405
Deferred compensation mark to market	(908)	917	1,008	3,263
Loss, net from litigation settlements	—	—	—	17,561
Other adjustments	(315)	(2,103)	(689)	(2,100)
Non-GAAP Operating income	$34,749	$75,951	$178,335	$261,992

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(in thousands, except per share data)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA (CONTINUED)

	Three Months Ended		Twelve Months Ended
	April 2,	April 3,	April 2,	April 3,
	2022	2021	2022	2021
GAAP Net (loss) income	$(30,893)	$10,977	$17,917	$(57,331)
Purchase accounting amortization	27,888	30,434	113,936	124,891
Stock-based compensation	13,946	11,541	48,160	42,650
Acquisition costs	$9,530	—	9,530	—
Restructuring and other related charges	960	(773)	34,937	48,704
Deferred revenue purchase accounting	468	1,796	3,689	14,405
Deferred compensation mark to market	(24)	(29)	(69)	55
Loss, net from litigation settlements	—	—	—	17,561
Other adjustments	(315)	(2,103)	(689)	(2,095)
Income tax effect of above items	3,569	4,198	2,791	(11,548)
Income tax effect of unusual tax items	(2,967)	(2,410)	(123,187)	(9,832)
Non-GAAP Net income	$22,162	$53,631	$107,015	$167,460

GAAP Diluted (loss) earnings per common share	$(0.72)	$0.25	$0.41	$(1.40)
Purchase accounting amortization	0.63	0.70	2.59	2.98
Stock-based compensation	0.32	0.27	1.10	1.02
Acquisition costs	0.22	—	0.22	—
Restructuring and other related charges	0.02	(0.02)	0.80	1.16
Deferred revenue purchase accounting	0.01	0.04	0.08	0.34
Loss, net from litigation settlements	—	—	—	0.42
Deferred compensation mark to market	—	—	—	—
Other adjustments	(0.01)	(0.05)	(0.02)	(0.08)
Income tax effect	0.01	0.04	(2.74)	(0.45)
Effect of anti-dilutive securities	0.02	—	—	—
Non-GAAP Diluted earnings per common share	$0.50	$1.23	$2.44	$3.99

Shares used in diluted (loss) earnings per common share calculation:
GAAP	42,922	43,498	43,942	41,044
Non-GAAP	44,070	43,498	43,942	41,973

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(in thousands)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA (CONTINUED)

	Three Months Ended					Twelve Months Ended
	April 3,	July 3,	October 2,	January 1,	April 2,	April 2,
	2021	2021	2021	2022	2022	2022
GAAP Net income (loss)	$10,977	$(36,811)	$96,785	$(11,164)	$(30,893)	$17,917
Income tax benefit	(341)	(4,262)	(102,567)	(9,604)	(3,722)	(120,155)
Interest expense	24,424	21,782	16,141	15,948	15,840	69,711
Other non-operating (income) expense, net	(920)	(692)	23	(995)	1,955	291
Deferred revenue purchase accounting	1,796	1,260	1,054	907	468	3,689
Stock-based compensation	11,540	10,416	11,573	12,225	13,946	48,160
Acquisition costs	—	—	—	—	9,530	9,530
Restructuring and other related charges	(773)	28,972	2,607	2,398	960	34,937
Deferred compensation mark to market	917	994	13	910	(908)	1,009
Other adjustments	(2,103)	—	(376)	—	(315)	(691)
Depreciation and amortization	39,986	39,833	36,292	36,671	36,330	149,126
Adjusted EBITDA	$85,503	$61,492	$61,545	$47,296	$43,191	$213,524